SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2017

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office )	(Zip code)

Registrant’s telephone number, including area code: (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure
On June 8, 2017 our subsidiary, Eastern Alliance Insurance Group (“Eastern”) announced that it will purchase the renewal rights to Great Falls Insurance Company’s (“Great Falls”) book of workers’ compensation business. Eastern is not assuming any prior liability for policies written by Great Falls in this transaction.
Great Falls, an Auburn, Maine-based mono-line workers’ compensation insurance company, writes business in Maine and New Hampshire. The acquisition of the rights to renew Great Falls’ book of business will expand Eastern’s operations into Maine and New Hampshire and ultimately other New England states, providing geographic diversification and the ability to expand Eastern’s specialty workers’ compensation products and services in this marketplace. In addition, Eastern will assume Great Falls’ contracts with agency partners and all Great Falls employees led by President, Gary Hall, will join the Eastern organization at closing. Great Falls will serve as the foundation for Eastern’s New England Region, which will be the fifth operating region within Eastern.
Terms of the renewal rights transaction were not disclosed. In 2016, this business represented approximately $13.3 million of direct written premium to Great Falls. Completion of the transaction is subject to various conditions, including receipt of required regulatory approvals and a favorable vote of the sellers' shareholders, and is expected to close early in the third quarter of 2017.
In this Current Report on Form 8K we are furnishing a news release issued by Eastern Alliance Insurance Group as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits
   99.1 News release, issued by Eastern Alliance Insurance Group, a subsidiary of ProAssurance, disclosing a renewal rights transaction with Great Falls Insurance Company.
We are furnishing Exhibit 99.1 to this Current Report on Form 8-K in accordance with Item 7.01, Regulation FD Disclosure. These exhibits shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 8, 2017

PROASSURANCE CORPORATION

By: /s/ Frank B. O’Neil
Frank B. O’Neil
Senior Vice President

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